DREYFUS EQUITY DIVIDEND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    One of my most enjoyable duties as portfolio manager of the Dreyfus Equity Dividend Fund, Inc. is writing this shareholder letter. This report covers the six-month period ended April 30, 1997 during which the Fund's total return was 12.19%* compared to 14.71% for the Standard & Poor's 500 Composite Stock Price Index** and 11.80% for the Standard & Poor's Barra Value Index.*** Beating the performance of these major indices during this period was extremely difficult given the stock market's overwhelming focus on the very largest companies. Indeed, the largest multinational companies are prospering, but economic strength is benefiting many companies, and my current portfolio management goal is to diversify the Fund's economic exposure, not to concentrate it in just a narrow part of the economy. Regardless, the performance results of the Fund were better than the Standard & Poor's Barra Value Index for the six-month period. We are generally pleased with these results, especially since the Fund does not attempt to replicate these indices and, therefore, has a different and, we believe, ultimately lower risk profile.
ECONOMIC REVIEW
    The Federal Reserve Board (the "Fed") decision in March to tighten credit already has been vindicated by the reported 5.6% rise in first quarter real Gross Domestic Product and by the drop to 4.9% in April's unemployment rate. The economic debate is now splintered into 1) those who believe that softer incoming economic data for the second quarter can keep Fed policy on hold, and 2) those who believe the economy is fundamentally too strong, warranting higher rates irrespective of short-term economic fluctuations. Views on the risk of inflation clearly distinguish these camps. To date, a strong dollar has helped mute price inflation, preventing a follow-through from rising wages. Market interest rates are likewise treading water until the policy outlook becomes clearer. We believe that some tightening is likely in coming months and this should temper overall growth to sustain a long business cycle.
    First quarter real GDP grew an annualized 5.6% on the quarter and by 4.0% since the first quarter of 1996, both growth rates unseen since 1987/88. Virtually every major economic sector contributed positively to growth. In the early evidence for the second quarter, rising new orders portend continued strength in exports and capital spending. By contrast, retail spending weakened in April and the housing sector slowed. However, real disposable income grew 3.8% in the last year, a pace which, if sustained, should support the upward cycle in consumer spending, while mortgage rates have not yet risen substantially.
    Alongside the recent evidence of slowing consumer demand is the report of the drop in unemployment in April. With this, the labor market is becoming extremely tight. This is raising fears of future inflation even though actual inflation remains modest and despite signs of a slower second quarter economy.
    If inflation should stay subdued, then the larger risk from the combination of slower economic growth and a tightening labor market is to corporate profits. Through the first quarter, however, profits continued to surprise on the upside, and we expect overall profits to post modest gains in 1997.
    The economy is now embarked on the seventh year for this business cycle. Economic growth is proving stronger than seen since the late 1980s while inflation is still subdued. More Fed tightening would indicate a willingness to err on the side of caution and would thus help sustain the expansion. MARKET OVERVIEW
    The six-month fiscal period ended April 30, 1997 was one of the most volatile in recent stock market history. While the underlying U.S. economy continued to grow with little inflation, investor concerns over the outlook for interest rates and for corporate profits caused major shifts in market sentiment, and hence in prices.

    Early in the half-year period, the dominant market trend was strong, despite nervousness about the solidity of economic growth and the possible reactions of the Fed. The trend picked up steam during the winter, with the Dow Jones Industrial Average breaking the 7000 mark in mid-February, and then hitting a new high of 7085 in mid-March. However, when the Fed, in a widely anticipated move, increased its overnight lending rate on March 25 by one quarter of a percentage point, seeking to cool off the economy and the "irrational exuberance" in the equity markets (as Fed Chairman Alan Greenspan termed it), the markets promptly obliged. Between mid-March and mid-April the DJIA dropped 9.8%.
    By then, however, a stream of strong quarterly profit reports began issuing from major corporations, and the latest Government numbers on inflation appeared reassuring. Moreover, underlying economic expansion continued, but at a pace that appeared sustainable. The market's reaction was to resume the upward trend of earlier in the year, breaking the 7000 level once again on April 30.
    Clearly one of the engines currently driving the market is the profit outlook. According to two companies that monitor profit reports, I.B.E.S. and First Call, overall first-quarter corporate profits ran about 3.7% above forecasts. This reflects results from most of the companies in the Standard & Poor's 500 Index. At the same time, increases in wages and compensation during that same period were modest.
    Big, heavily capitalized and well-established companies were the chief beneficiaries. For the six months under review, the blue chip DJIA gained 17.42%, the Standard & Poor's 500 rose 14.71%, the Nasdaq was up only 3.23% and the Russell 2000 Index of small-cap stocks only 1.61%. The mid- and small-cap stocks enjoyed a revival along with the general market in late April and the first few days of May. (Of course, past performance is no guarantee of future results).
    The latest trend could, of course, be affected by a Fed decision to raise interest rates once again. However, there is no denying the resilience displayed by the equity markets, especially the larger issues, in the closing days of the Fund's latest fiscal period.
TEAM EFFORT
    Managing your investment assets is certainly a team effort. In our last shareholder letter I described our research effort and the significant part our team of analysts plays in selecting investments for your Fund. The effort employed to manage your assets is much broader, and this letter will review some of the other hard work involved on your behalf.
    Your Dreyfus Equity Dividend Fund is managed in a disciplined manner. Since it is a stock fund, you should realize that you will always have stock market exposure. We believe that, except in unique circumstances, the decision to diversify into other asset classes should not be made by a manager of a stock mutual fund of this kind. Rather it is the investor's job to allocate his or her investment portfolio among various available asset classes as appropriate.
    Your Fund is designed to deliver a significant portion of its total return from common stock dividends. Total return for a portfolio of stocks comes in two forms: dividends and capital gain distributions, and capital appreciation. Distributions can never be negative (but can be "zero"); capital appreciation can be negative. Dividends are believed to be the more steady and predictable portion of total return. It follows that the Fund's structure, emphasizing dividends, is more conservative than stock mutual funds that do not emphasize dividends. The Fund can generally be expected to lag the overall stock market during periods of exceptionally strong capital appreciation. Conversely, during flat or down markets, the Fund is designed to provide returns in excess of the market averages.
    As your Fund manager, I follow specific, internally created buy and sell criteria to help maintain this disciplined process. Both an extensive team of research analysts and proprietary computer models are employed in this process. My experience as portfolio manager for the Fund determines whether to buy or sell a security, and provides the structure of the portfolio of investments.

    Trading is another area where we attempt to add value. Dreyfus has dedicated security traders who focus on implementing the investment decisions of the portfolio manager. This team of traders works hard to achieve the best prices possible when the securities in your Fund are bought or sold. In addition, the traders provide a flow of timely information to the analysts and portfolio manager. The accounting team at Dreyfus also works hard to make sure that, among other duties, security trades settle properly, that available cash is properly calculated, and that the Fund's share price is calculated accurately on a daily basis.
    Managing your assets is a team effort at The Dreyfus Corporation. PORTFOLIO FOCUS
    Investment results during this annual period benefited from holdings such as Dean Foods, Flowers Industries, Sun Company, Exxon, NationsBank, BankAmerica, Glaxo Wellcome ADR, Bristol-Myers Squibb, Reynolds Metals, Southern Peru Copper, Xerox, and Masco. Relative performance results were penalized by holdings including AMP, Millennium Chemicals, Tenneco, J.C. Penney, and Entergy.
    It is both an honor and a pleasure to be managing your investment assets.
                              Sincerely,
                          [Timothy M. Ghriskey signature logo]
                              Timothy M. Ghriskey
                              Portfolio Manager
May 15, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.
    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.


DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF INVESTMENTS                                                                     APRIL 30, 1997 (UNAUDITED)
Common Stocks-97.7%                                                                                 Shares           Value
                                                                                                    ------           ------
  Commercial Services-4.1%           McGraw-Hill........................                             1,400     $     71,225
                                     Ogden.......................................                    3,300           69,300
                                                                                                                     ------
                                                                                                                    140,525
                                                                                                                     ------
  Consumer Durables-5.8%             General Motors................                                  1,100           63,663
                                     Goodyear Tire & Rubber.................                         1,200           63,150
                                     Jostens.....................................                    2,900           69,237
                                                                                                                     ------
                                                                                                                    196,050
                                                                                                                     ------
  Consumer Non-Durables-11.5%        Dean Foods.....................                                 1,800           66,375
                                     Flowers Industries.....................                         2,800           68,250
                                     Philip Morris..........................                         1,800           70,875
                                     Quaker Oats............................                         1,700           68,000
                                     RJR Nabisco Holdings...................                         1,900           56,525
                                     UST.........................................                    2,300           60,088
                                                                                                                     ------
                                                                                                                    390,113
                                                                                                                     ------
  Consumer Services-1.9%             King World Productions..............                            1,800           65,700
                                                                                                                     ------
  Electronic Technology-7.6%         AMP..............................                               1,700           60,987
                                     EG&G........................................                    3,200           60,400
                                     General Dynamics.......................                         1,000           71,250
                                     Northrop Grumman.......................                           800           66,800
                                                                                                                     ------
                                                                                                                    259,437
                                                                                                                     ------
  Energy Minerals-7.8%               Exxon...................                                        1,200           67,950
                                     Mobil.......................................                      500           65,000
                                     Phillips Petroleum.....................                         1,600           63,000
                                     Sun.........................................                    2,500           68,438
                                                                                                                     ------
                                                                                                                    264,388
                                                                                                                     ------
  Finance-14.2%                      BankAmerica....................                                   600           70,125
                                     Bankers Trust New York.................                           900           73,238
                                     Beacon Properties......................                         2,000           61,750
                                     Chase Manhattan........................                           700           64,838
                                     NationsBank............................                         1,200           72,450
                                     Simon DeBartolo Group..................                         2,500           71,562
                                     Transamerica...........................                           800           67,800
                                                                                                                     ------
                                                                                                                    481,763
                                                                                                                     ------
  Health Technology-8.4%             American Home Products                                          1,100           72,875
                                     Bausch & Lomb..........................                         1,700           68,637
                                     Bristol-Myers Squibb...................                         1,100           72,050
                                     Glaxo Wellcome, A.D.R..................                         1,800           70,875
                                                                                                                     ------
                                                                                                                    284,437
                                                                                                                     ------
  Non-Energy Minerals-4.3%           Reynolds Metals...............                                  1,100           74,662
                                     Southern Peru Copper...................                         4,000           70,500
                                                                                                                     ------
                                                                                                                    145,162
                                                                                                                     ------
  Process Industries-12.4%           Crompton & Knowles...............                               3,600           78,300
                                     duPont (E.I.) deNemours & Co...........                           600           63,675

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           APRIL 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                           Shares           Value
                                                                                                    ------           ------
  Process Industries (continued)     Millennium Chemicals..........                                  3,700     $     65,675
                                     Olin........................................                    1,800           74,025
                                     Temple-Inland..........................                         1,300           72,150
                                     Tenneco................................                         1,700           67,788
                                                                                                                     ------
                                                                                                                    421,613
                                                                                                                     ------
  Producer Manufacturing-9.6%        Dana......................................                      2,000           63,750
                                     General Signal.........................                         1,500           58,875
                                     Masco.......................................                    1,800           67,950
                                     Thomas & Betts.........................                         1,400           63,525
                                     Xerox.......................................                    1,200           73,800
                                                                                                                     ------
                                                                                                                    327,900
                                                                                                                     ------
  Retail Trade-2.1%                  Penney (J.C.)..............                                     1,500           71,625
                                                                                                                     ------
  Utilities-8.0%                     El Paso Natural Gas...........                                  1,111           64,577
                                     Entergy................................                         2,700           63,113
                                     Hong Kong Telecommunications, A.D.R....                         4,300           73,637
                                     US West Communications Group...........                         2,000           70,250
                                                                                                                     ------
                                                                                                                    271,577
                                                                                                                     ------
                                     TOTAL COMMON STOCKS
                                       (cost $3,051,593)....................                                     $3,320,290
                                                                                                                     ======
Preferred Stocks-1.9%
  Energy Minerals;                   Petroleo Brasileiro
                                       (cost $ 52,779)......................                       300,000     $     63,058
                                                                                                                     ======
TOTAL INVESTMENTS (cost $3,104,372).........................................                         99.6%       $3,383,348
                                                                                                      ====           ======
CASH AND RECEIVABLES (NET)..................................................                           .4%     $     15,250
                                                                                                      ====           ======
NET ASSETS..................................................................                        100.0%       $3,398,598
                                                                                                      ====           ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               APRIL 30, 1997 (UNAUDITED)
                                                                                                          Cost        Value
                                                                                                         ------      ------
ASSETS:                          Investments in securities-See Statement of Investments              $3,104,372  $3,383,348
                                 Receivable for investment securities sold..                                         48,063
                                 Dividends and interest receivable..........                                         11,614
                                 Prepaid expenses...........................                                         17,422
                                 Due from The Dreyfus Corporation...........                                            443
                                                                                                                     ------
                                                                                                                  3,460,890
                                                                                                                     ------
LIABILITIES:                     Due to Distributor.........................                                            682
                                 Cash overdraft due to Custodian............                                         46,488
                                 Accrued expenses...........................                                         15,122
                                                                                                                     ------
                                                                                                                     62,292
                                                                                                                     ------
NET ASSETS..................................................................                                     $3,398,598
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                     $2,869,783
                                 Accumulated undistributed investment income-net..............................        7,254
                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions...............                                     242,589
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                   278,972
                                                                                                                     ------
NET ASSETS..................................................................                                     $3,398,598
                                                                                                                     ======
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                        224,655
NET ASSET VALUE, offering and redemption price per share....................                                         $15.13
                                                                                                                     ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $255 foreign taxes
                                     withheld at source)....................                     $  56,730
                                 Interest...................................                         1,596
                                                                                                     -----
                                       Total Income.........................                                        $  58,326
EXPENSES:                        Management fee-Note 3(a)...................                        11,954
                                 Auditing fees..............................                        15,964
                                 Registration fees..........................                        14,698
                                 Shareholder servicing costs-Note 3(b)......                         5,837
                                 Prospectus and shareholders' reports.......                         4,529
                                 Custodian fees-Note 3(b)...................                         1,685
                                 Directors' fees and expenses-Note 3(c).....                           277
                                 Legal fees.................................                           153
                                 Loan commitment fees-Note 2................                            18
                                 Miscellaneous..............................                           940
                                                                                                     -----
                                       Total Expenses.......................                        56,055
                                 Less-expense reimbursement from Manager due to
                                     undertaking-Note 3(a)..................                       (35,436)
                                                                                                     -----
                                       Net Expenses.........................                                           20,619
                                                                                                                        -----
INVESTMENT INCOME-NET.......................................................                                           37,707
                                                                                                                        -----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                      $243,085
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                        79,965
                                                                                                     -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         323,050
                                                                                                                        -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $360,757
                                                                                                                        =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                             April 30, 1997     Year Ended
                                                                                               (Unaudited)    October 31, 1996*
                                                                                                ---------         ---------
OPERATIONS:
    Investment income-net..................................................                  $     37,707      $     43,777
    Net realized gain (loss) on investments................................                       243,085            58,919
    Net unrealized appreciation (depreciation) on investments..............                        79,965           199,007
                                                                                                  -------            ------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       360,757           301,703
                                                                                                  -------            ------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net..................................................                       (32,626)          (41,604)
    Net realized gain on investments.......................................                       (59,415)            ----
                                                                                                  -------            ------
      Total Dividends......................................................                       (92,041)          (41,604)
                                                                                                  -------            ------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                       266,758         2,686,354
    Dividends reinvested...................................................                        89,802            40,843
    Cost of shares redeemed................................................                       (84,610)         (129,364)
                                                                                                  -------            ------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                       271,950         2,597,833
                                                                                                  -------            ------
          Total Increase (Decrease) in Net Assets..........................                       540,666         2,857,932
NET ASSETS:
    Beginning of Period....................................................                     2,857,932             ----
                                                                                                  -------            ------
    End of Period..........................................................                    $3,398,598        $2,857,932
                                                                                                  =======            ======
Undistributed investment income-net........................................                 $       7,254     $       2,173
                                                                                                  -------            ------
                                                                                                  Shares            Shares
                                                                                                  -------            ------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                        18,416           212,527
    Shares issued for dividends reinvested.................................                         6,227             3,055
    Shares redeemed........................................................                        (5,786)           (9,784)
                                                                                                  -------            ------
      Net Increase (Decrease) in Shares Outstanding........................                        18,857           205,798
                                                                                                  =======            ======
*  From December 29, 1995 (commencement of operations) to October 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Six Months Ended
                                                                                  April 30, 1997       Year Ended
PER SHARE DATA:                                                                    (Unaudited)     October 31, 1996(1)
                                                                                   ------------       ----------
    Net asset value, beginning of period..................................               $13.89           $12.50
                                                                                           ----             ----
    Investment Operations:
    Investment income-net.................................................                  .17              .23
    Net realized and unrealized gain (loss)
      on investments......................................................                 1.50             1.38
                                                                                           ----             ----
    Total from Investment Operations......................................                 1.67             1.61
                                                                                           ----             ----
    Distributions:
    Dividends from investment income-net..................................                 (.15)            (.22)
    Dividends from net realized gain on investments.......................                 (.28)              -
                                                                                           ----             ----
    Total Distributions...................................................                 (.43)            (.22)
                                                                                           ----             ----
    Net asset value, end of period........................................               $15.13           $13.89
                                                                                           ====             ====
TOTAL INVESTMENT RETURN...................................................                12.19%(2)        12.93%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                  .64%(2)         1.08%(2)
    Ratio of net investment income to average net assets..................                 1.17%(2)         1.76%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................................                 1.10%(2)         1.05%(2)
    Portfolio Turnover Rate...............................................                70.70%(2)        98.84%(2)
    Average commission rate paid (3)......................................               $.0534           $.0483
    Net Assets, end of period (000's Omitted).............................               $3,399           $2,858
(1)    From December 29, 1995 (commencement of operations) to October 31, 1996.
(2)    Not annualized.
(3)    Reflects the average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Equity Dividend Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    As of April 30, 1997, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 167,474 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS EQUITY DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $35,436 during the period ended April 30, 1997.
    (b) Under the Shareholder Services Plan, pursuant to which it pays a fee to the Distributor, for the provision of certain services to Fund shareholders at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, the Fund was charged $3,985 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $267 for the period ended April 30, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $1,685 was charged by Mellon pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $2,534,171 and $2,206,506, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $278,976, consisting of $350,661 gross unrealized appreciation and $71,685 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
  [Dreyfus lion "d" logo]
DREYFUS EQUITY DIVIDEND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            042SA974
Registration Mark
  [Dreyfus logo]
Equity
Dividend Fund
Semi-Annual
Report
April 30, 1997